Exhibit 99.2

February 4, 2025

NOTICE OF REDEMPTION OF OUTSTANDING WARRANTS
(CUSIP 46125A118)

Dear Warrant Holder,

Intuitive Machines, Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m., New York City time, on March 6, 2025 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), that were issued under the Warrant Agreement, dated as of September 21, 2021 (the “Warrant Agreement”), by and between the Company (f/k/a Inflection Point Acquisition Corp.) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), for a redemption price of $0.01 per Warrant (the “Redemption Price”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock for a purchase price of $11.50 per share, subject to adjustment. Any Warrants that remain unexercised at 5:00 p.m., New York City time, on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.”

The Warrants are listed on The Nasdaq Stock Market LLC under the symbol “LUNRW” and the Class A Common Stock is listed on The Nasdaq Stock Market LLC under the symbol “LUNR”. On February 3, 2025, the last reported sale price of the Warrants was $10.26 and the last reported sale price of the Class A Common Stock was $21.70.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m., New York City time, on the Redemption Date. At 5:00 p.m., New York City time, on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants. Note that the act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Warrants for exercise.

The Company is exercising this right to redeem the Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding warrants if the last sales price of the Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within the 30-day trading period ending on the third business day prior to the date on which a notice of redemption is given. The last sales price of the Class A Common Stock has been at least $18.00 per share on each of 20 trading days within the 30-day trading period ending on January 30, 2025 (which is the third trading day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Warrant holders have until 5:00 p.m., New York City time, on the Redemption Date to exercise their Warrants to purchase Class A Common Stock. Warrants may only be exercised for cash. Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a cash price of $11.50 per Warrant exercised (the “Exercise Price”).

Payment of the Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants since the process to exercise is VOLUNTARY.

Persons who are holders of record of their Warrants may exercise their Warrants by sending:
1.The Warrant Certificate;
2.A fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised; and
3.The exercise funds via wire transfer or other method of payment permitted by the Warrant Agreement, to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Compliance Department
Telephone: (212) 509-4000

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase and the exercise funds must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m., New York City time, on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase together with the related Warrant Certificate and exercise funds before such time will result in such holder’s Warrants being redeemed at the Redemption Price of $0.01 per Warrant and not exercised.

For holders of Warrants who hold their warrants in “street name,” provided that the Exercise Price for the Warrants being exercised and a Notice of Guaranteed Delivery are received by the Warrant Agent prior to 5:00 p.m., New York City time, on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m., New York City time, on March 6, 2025, to deliver the Warrants to the Warrant Agent. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or the exercise funds being submitted will be deemed to have been delivered for redemption at the Redemption Price of $0.01 per Warrant, and not for exercise.

PROSPECTUS

A prospectus covering the Class A Common Stock issuable upon the exercise of the Warrants is included in a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-278288) (the “SEC”). The SEC also maintains an Internet website that contains a copy of this prospectus. The address of this site is https://www.sec.gov. Alternatively, to obtain a copy of the prospectus, please visit our investor relations website at https://investors.intuitivemachines.com/.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m., New York City time, on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their outstanding Warrants.

*********************************

Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Intuitive Machines, Inc.

By: _______________________________
Name: Peter McGrath
Title: Chief Financial Officer and Senior Vice President

Annex A

INTUITIVE MACHINES, INC.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Class A common stock, $0.0001 per share par value (the “Shares”), of Intuitive Machines, Inc. (the “Company”) and herewith tenders payment for such Shares to the order of the Company in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of
_____________________________________________________________________________________________,
whose address is
_____________________________________________________________________________________________,
and that such Shares be delivered to
_____________________________________________________________________________________________,
whose address is
_____________________________________________________________________________________________.
If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such Shares be registered in the name of
_____________________________________________________________________________________________,
whose address is
_____________________________________________________________________________________________,
and that such Warrant Certificate be delivered to
_____________________________________________________________________________________________,
whose address is
_____________________________________________________________________________________________.

Date: , 2025 ___________________________________
(Signature)

___________________________________
___________________________________
___________________________________
(Address)

___________________________________
(Tax Identification Number)

Signature Guaranteed:
(Medallion Guarantee)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).